                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  July 13, 2005

                             ----------------------
                Date of Report (Date of earliest event reported)

                            OSI PHARMACEUTICALS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

               DELAWARE                  0-15190               13-3159796
       -----------------------           -------            ---------------
  (State or other jurisdiction of      (Commission         (I.R.S. Employer
          incorporation)               File Number)       Identification No.)

                              58 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747
                     --------------------------------------
                    (Address of principal executive offices)

                                 (631) 962-2000
                          ----------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                               ------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On July 27, 2005, OSI Pharmaceuticals, Inc. ("OSI") issued a press release regarding its financial results for the quarter ended March 31, 2005. OSI's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (the "Form 8-K") and is incorporated herein by reference.

      The information under this item and Exhibit 99.1 attached hereto is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except if OSI specifically states that the information and the
Exhibit is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

ITEM 8.01 OTHER EVENTS

      On July 13, 2005, OSI and its partner, Genentech, Inc., announced that The New England Journal of Medicine ("NEJM") published results from the pivotal Phase III study showing Tarceva(R) (erlotinib) improved survival in patients with advanced non-small cell lung cancer ("NSCLC"). OSI also announced that NEJM published results assessing the role of EGFR expression, amplification, and mutation in a subset of patients from the pivotal Phase III study showing Tarceva improved survival in patients with advanced NSCLC. Details regarding the publications are set forth in OSI's press releases dated July 13, 2005 which are attached as Exhibit 99.2 and 99.3 to this Form 8-K and incorporated herein by reference.

      On July 13, 2005, OSI also announced that Health Canada has approved Tarceva for the treatment of patients with locally advanced or metastatic NSCLC, following failure of first or second-line chemotherapy. Details regarding the approval are set forth in OSI's press release dated July 13, 2005 which is attached as Exhibit 99.4 to this Form 8-K and incorporated herein by reference.

      On July 21, 2005, OSI announced that it has initiated a Phase I clinical study of PSN357. Details regarding the study are set forth in OSI's press release dated July 21, 2005 which is attached as Exhibit 99.5 to this Form 8-K and incorporated herein by reference.

      On July 28, 2005, OSI held a webcast conference call regarding its financial results for the quarter ended June 30, 2005 as well as an update on OSI's business. A textual representation of certain portions of the conference call is attached as Exhibit 99.6 to this Form 8-K and is incorporated herein by reference.



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ITEM 9.01 EXHIBITS

EXHIBIT NO.                       DESCRIPTION
-----------    -------------------------------------------------
   99.1        Press release, dated July 27, 2005
   99.2        Press release, dated July 13, 2005.
   99.3        Press release, dated July 13, 2005.
   99.4        Press release, dated July 13, 2005.
   99.5        Press release, dated July 21, 2005.
   99.6        Textual representation of certain portions of the
               webcast conference call held on July 28, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2005                        OSI PHARMACEUTICALS, INC.

                                         By: /s/ MICHAEL G. ATIEH
                                             ---------------------------------
                                             Michael G. Atieh
                                             Executive Vice President and
                                             Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.                        DESCRIPTION
-----------    -------------------------------------------------
   99.1        Press release, dated July 27, 2005
   99.2        Press release, dated July 13, 2005.
   99.3        Press release, dated July 13, 2005.
   99.4        Press release, dated July 13, 2005.
   99.5        Press release, dated July 21, 2005.
   99.6        Textual representation of certain portions of the
               webcast conference call held on July 28, 2005.